Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Castle Arch Real Estate Investment Company, L.L.C. a California limited liability company (the “Company”) on Form 10-KSB for the period ending December 31, 2007 as filed with the Securities and Exchange Commission (the “Report”) I, Kirby D. Cochran, Chief Executive Officer (Principal Executive Officer) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

a.

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

b.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kirby D. Cochran

Kirby D. Cochran, President and

Chief Executive Officer

(Principal Executive Officer)

Dated April 14, 2008